                                                                    Exhibit 99.1

                                  CERTIFICATION

The undersigned certify pursuant to 18 U.S.C. Section 1350, that:

(1) The accompanying Quarterly Report on Form 10-Q for the period ended February 23, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the accompanying Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  April 2, 2003                       /s/ Michael J. Pudil
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                                           President and Chief Executive Officer


Date:  April 2, 2003                       /s/ Paul D. Sheely
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                                           Chief Financial Officer